UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Robert G. Zack, Esq.

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2007

Item 1.  Reports to Stockholders.

  December 31, 2007

Oppenheimer Equity Fund, Inc.	Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Capital Markets	8.4%

Oil, Gas & Consumable Fuels	7.3

Pharmaceuticals	6.0

Communications Equipment	4.7

Semiconductors & Semiconductor Equipment	4.4

Chemicals	4.1

Computers & Peripherals	3.9

Media	3.9

Software	3.8

Electric Utilities	3.6

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2007, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Common Stock Holdings

AT&T, Inc.	2.7%

Exxon Mobil Corp.	2.6

Credit Suisse Group, ADR	2.4

UBS AG	2.4

Wachovia Corp.	2.2

Google, Inc., Cl. A	2.1

Costco Wholesale Corp.	2.0

FirstEnergy Corp.	1.9

Siemens AG, Sponsored ADR	1.8

Johnson & Johnson	1.8

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2007, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

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TOP HOLDINGS AND ALLOCATIONS

Sector Allocation

Information Technology	21.4%
Financials	17.8
Health Care	11.5
Energy	10.2
Industrials	8.8
Consumer Staples	8.0
Consumer Discretionary	7.9
Materials	5.3
Telecommunication Services	5.2
Utilities	3.9

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2007, and are based on the total market value of common stocks.

10  |  OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2007, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. For the 12-month period ended December 31, 2007, Oppenheimer Equity Fund, Inc.’s Class A shares (without sales charges) returned 10.73%. This performance enabled the Fund to outperform its benchmark, the S&P 500 Index, which returned 5.49% for the same time period. The Fund’s Class A shares (without sales charge) also fared well relative to its peers, outperforming the funds in its peer group, the Lipper Large-Cap Core Funds Index, which returned 6.63%.

          The Fund’s best relative performance stemmed from its holdings in the industrials, information technology and consumer discretionary areas. Within the industrials area, the Fund benefited most from its holdings in Siemens AG, one of the world’s largest electrical, engineering and electronics companies and a large position for the Fund. We view Siemens as a turnaround story, a stock that was one of the Fund’s laggards only a short time ago and one in which we had faith in its ability to successfully implement its margin improvement strategies.

          The Fund’s holdings in Navistar International Corp., a trucking firm, also flourished, largely because we believe the stock was discovered by other investors during the reporting period. When we initiated our stock purchase in Navistar, we knew that the trucking business is often volatile because it is closely linked to regulatory changes mandated by the Environmental Protection Agency (EPA) due to ongoing emissions technology standards. However, in our view, the stock was selling at an attractive price, especially considering the potential long-range power of the business. The stock has performed well for the Fund and has been a large contributor to its overall return. The Fund also benefited from its holdings in United Technologies Corp., where the company’s positive earnings growth was fueled by the urbanization in developing countries, which aided its Otis Elevator business.

          The Fund’s heavy emphasis on information technology stocks also boosted performance, an area that may have been overlooked by investors in their rush to commodities stocks during the reporting period. Quite a number of the Fund’s stock choices fared especially well, including Research in Motion Ltd. (RIM), whose primary product line includes the popular Blackberry® used by thousands of individuals and organizations around the world. We believe that RIM offers a differentiated product over its competitors because of its extensive network operating system. In our view, the company is in the early stages of a product cycle that has the potential for strong growth over the coming three- to five-year period. Other positive contributors within this group include Corning,

11  |  OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION

Inc., one of the world’s top producers of fiber-optic cable, which fared well from its division that produces glass substrates for flat-panel displays. Apple, Inc. flourished from its core Mac computer business and robust sales from its iPod portable players, iTunes online store and most recently, its iPhone. The stock price of AQuantive, Inc. also gained value after it was acquired by Microsoft Corp. during the reporting period. EMC Corp., a developer and provider of information infrastructure technology and solutions, also advanced, primarily from its virtual infrastructure software division. The stock price of Google, Inc. also improved due to the company’s ability to lock in a lion’s share of Internet advertising revenues.

          Within consumer discretionary, the Fund’s most significant gains stemmed from its holdings in Liberty Global, Inc., a cable company that primarily services Europe and Japan. The company has continued to grow its cash flow through strength in its penetration of telephone and high-speed data services. In addition, Liberty Global has gained value through a number of shrewd capital management decisions where it divested itself of select individual properties at very attractive valuations and then used the proceeds to buy back stock at even more attractive valuations.

          Other significant gains for the Fund were realized by its holdings in Las Vegas Sands Corp., which opened Asia’s first fully integrated resort, the Venetian Macao Resort Hotel, during the reporting period. At 10.5 million square feet, The Venetian Macao will be the second largest building in the world and the largest in Asia. The launch of The Venetian Macao also marks the opening of the first property on the Cotai Strip, which is a master planned development of hotel and resort properties being constructed by Las Vegas Sands and intended to recreate the success and excitement of the Las Vegas Strip.

          On the other hand, the Fund received disappointing results from its financials stocks, most notably E*Trade Corp., Freddie Mac, UBS AG, Wachovia Corp., Ambac Financial Group, Inc. and CB Richard Ellis Group, Inc. In the case of E*Trade, which we exited, the company’s stock price faltered due to losses experienced within its home equity loan portfolio. Freddie Mac, formerly known as the Federal Home Loan Mortgage Corp., underperformed due to growing uncertainty over the future direction of the company. We have since exited the position. UBS’s stock price fell sharply due to losses within its fixed-income trading business. However, we continue to like the stock and view these recent losses as overstated due, in our opinion, to fairly recent management changes and the company’s ability to produce strong gains in its wealth management group. Wachovia, like many other banks, suffered due to consumer credit fears and as a result of investor concerns regarding its purchase of Golden West Financial, a mortgage company. We continue to see a lot of value in this stock, especially relative to other banks, and Wachovia remains in the portfolio. Ambac Financial Group, which provides credit guarantees for all

12  |  OPPENHEIMER EQUITY FUND, INC.

sorts of bonds, including mortgages and collateralized debt obligations, also experienced difficulties as investors became concerned about potential bond losses. We have since sold the stock. Finally, commercial real estate services company CB Richard Ellis suffered due to investors’ concerns regarding the overall real estate markets.

          Losses within the telecommunications services area were generally limited to an underweight position in AT&T during a time in which the stock benefited from its acquisition of BellSouth Corp. Instead, the Fund had an overweight position in NII Holdings, Inc., formerly known as Nextel International, which detracted from performance.

          As of the end of the reporting period, we remain optimistic with regard to the Fund’s composition, where we have particular conviction in its Top 10 holdings from a bottom-up perspective. Regardless of the direction of the economy, we are confident that our stock selection strategy can continue to help us build a concentrated portfolio of stocks that have strong fundamentals and are selling at what we believe are attractive valuations.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2007. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

          The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

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FUND PERFORMANCE DISCUSSION

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Equity Fund, Inc. (Class A)
S&P 500 Index

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Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Equity Fund, Inc. (Class B)
S&P 500 Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

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FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Equity Fund, Inc. (Class C)
S&P 500 Index

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Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Equity Fund, Inc. (Class N)
S&P 500 Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

17  |  OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Equity Fund, Inc. (Class Y)
S&P 500 Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

18  |  OPPENHEIMER EQUITY FUND, INC.

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

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FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in

20  |  OPPENHEIMER EQUITY FUND, INC.

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During 6 Months Ended December 31, 2007

Class A	$1,000.00	$990.10	$4.22

Class B	1,000.00	984.90	8.69

Class C	1,000.00	985.90	8.80

Class N	1,000.00	988.20	6.44

Class Y	1,000.00	990.50	3.57

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.97	4.29

Class B	1,000.00	1,016.48	8.83

Class C	1,000.00	1,016.38	8.93

Class N	1,000.00	1,018.75	6.53

Class Y	1,000.00	1,021.63	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

Class	Expense Ratios

Class A	0.84%

Class B	1.73

Class C	1.75

Class N	1.28

Class Y	0.71

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS December 31, 2007

	Shares	Value

Common Stocks—97.7%

Consumer Discretionary—7.7%

Hotels, Restaurants & Leisure—1.3%
Las Vegas Sands Corp.[1]	304,000	$31,327,200

Starwood Hotels & Resorts Worldwide, Inc.	196,400	8,647,492

		39,974,692

Internet & Catalog Retail—0.3%
Amazon.com, Inc.[1]	99,300	9,199,152

Media—3.9%
Cinemark Holdings, Inc.	868,103	14,757,751

Focus Media Holding Ltd., ADR[1]	128,700	7,311,447

Liberty Global, Inc., Series A1	374,200	14,664,898

Liberty Global, Inc., Series C1	1,205,453	44,107,525

News Corp., Inc., Cl. A	1,449,700	29,704,353

XM Satellite Radio Holdings, Inc., Cl. A1	926,000	11,334,240

		121,880,214

Multiline Retail—0.5%
J.C. Penney Co., Inc. (Holding Co.)	377,800	16,619,422

Specialty Retail—1.0%
Abercrombie & Fitch Co., Cl. A	167,800	13,418,966

OfficeMax, Inc.	294,360	6,081,478

Tiffany & Co.	233,800	10,761,814

		30,262,258

Textiles, Apparel & Luxury Goods—0.7%
Polo Ralph Lauren Corp., Cl. A	358,200	22,133,178

Consumer Staples—7.8%

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	897,931	62,639,667

Sysco Corp.	416,500	12,998,965

Walgreen Co.	382,020	14,547,322

		90,185,954

	Shares	Value

Food Products—2.8%
Cadbury Schweppes plc	1,828,130	$22,739,218

ConAgra Foods, Inc.	1,593,248	37,903,370

Nestle SA	57,772	26,510,272

		87,152,860

Household Products—0.5%
Reckitt Benckiser Group plc	277,600	16,002,005

Tobacco—1.6%
Altria Group, Inc.	656,648	49,629,456

Energy—10.0%

Energy Equipment & Services—2.7%
Halliburton Co.	622,208	23,587,905

ION Geophysical Corp.[1]	117,830	1,859,357

Schlumberger Ltd.	376,350	37,021,550

Smith International, Inc.	305,260	22,543,451

		85,012,263

Oil, Gas & Consumable Fuels—7.3%
Exxon Mobil Corp.	853,950	80,006,576

Murphy Oil Corp.	580,417	49,242,578

Occidental Petroleum Corp.	368,800	28,393,912

Range Resources Corp.	409,050	21,008,808

Total SA, Sponsored ADR	297,680	24,588,368

XTO Energy, Inc.	415,275	21,328,524

		224,568,766

Financials—17.4%

Capital Markets—8.4%
Charles Schwab Corp. (The)	589,900	15,071,945

Credit Suisse Group, ADR	1,239,010	74,464,501

Fortress Investment Group LLC, Cl. A	715,210	11,142,972

Franklin Resources, Inc.	101,400	11,603,202

Goldman Sachs Group, Inc. (The)	139,300	29,956,465

Northern Trust Corp.	168,600	12,911,388

22  |  OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Capital Markets Continued
Och-Ziff Capital Management Group, Cl. A	322,770	$8,482,396

UBS AG2	494,418	22,939,205

UBS AG2	1,595,070	73,373,220

		259,945,294

Commercial Banks—2.2%
Wachovia Corp.	1,797,223	68,348,391

Consumer Finance—1.4%
American Express Co.	830,000	43,176,600

Diversified Financial Services—2.4%
Bank of America Corp.	1,054,264	43,498,933

CME Group, Inc.	47,300	32,447,800

		75,946,733

Insurance—2.5%
Everest Re Group Ltd.	236,664	23,761,066

National Financial Partners Corp.	685,580	31,269,304

Prudential Financial, Inc.	234,500	21,817,880

		76,848,250

Real Estate Management & Development—0.5%
CB Richard Ellis

Group, Inc., Cl. A1	491,700	10,596,135

Jones Lang LaSalle, Inc.	52,000	3,700,320

		14,296,455

Health Care—11.3%

Biotechnology—1.0%
Celgene Corp.[1]	251,289	11,612,065

Gilead Sciences, Inc.[1]	392,810	18,073,188

Vanda Pharmaceuticals, Inc.[1]	129,222	889,047

		30,574,300

Health Care Equipment & Supplies—0.6%
Bard (C.R.), Inc.	89,300	8,465,640

St. Jude Medical, Inc.[1]	274,200	11,143,488

		19,609,128

	Shares	Value

Health Care Providers & Services—2.7%
DaVita, Inc.[1]	201,500	$11,354,525

Express Scripts, Inc.[1]	132,300	9,657,900

Medco Health Solutions, Inc.[1]	269,799	27,357,619

Schein (Henry), Inc.[1]	217,800	13,372,920

WellPoint, Inc.[1]	245,300	21,520,169

		83,263,133

Life Sciences Tools & Services—1.0%
Covance, Inc.[1]	115,900	10,039,258

Thermo Fisher Scientific, Inc.[1]	370,000	21,341,600

		31,380,858

Pharmaceuticals—6.0%
Abbott Laboratories	303,400	17,035,910

Allergan, Inc.	151,000	9,700,240

Johnson & Johnson	833,600	55,601,120

Merck & Co., Inc.	294,200	17,095,962

Novartis AG, ADR	390,560	21,211,314

Roche Holding AG	162,593	28,064,941

Schering-Plough Corp.	820,300	21,852,792

Shire plc	587,418	13,466,191

		184,028,470

Industrials—8.6%

Aerospace & Defense—2.9%
Alliant Techsystems, Inc.[1]	31,307	3,561,484

General Dynamics Corp.	234,900	20,903,751

Lockheed Martin Corp.	108,700	11,441,762

Precision Castparts Corp.	92,400	12,815,880

United Technologies Corp.	559,040	42,788,922

		91,511,799

Airlines—0.2%
Ryanair Holdings Ltd. plc, Sponsored ADR[1]	145,300	5,730,632

23  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Services & Supplies—0.5%
Corporate Executive Board Co. (The)	186,100	$11,184,610

Robert Half International, Inc.	195,100	5,275,504

		16,460,114

Construction & Engineering—0.2%
Foster Wheeler Ltd.[1]	22,900	3,549,958

Shaw Group, Inc. (The)[1]	63,300	3,825,852

		7,375,810

Electrical Equipment—0.7%
ABB Ltd.	763,189	21,968,960

Industrial Conglomerates—2.2%
McDermott International, Inc.[1]	192,900	11,386,887

Siemens AG, Sponsored ADR	356,380	56,079,957

		67,466,844

Machinery—1.5%
Deere & Co.	167,956	15,640,063

Navistar International Corp.[1]	553,690	30,009,998

		45,650,061

Trading Companies & Distributors—0.4%
Fastenal Co.	284,400	11,495,448

Information Technology—20.8%

Communications Equipment—4.7%
Cisco Systems, Inc.[1]	1,821,073	49,296,446

Corning, Inc.	1,184,200	28,408,958

F5 Networks, Inc.[1]	258,700	7,378,124

QUALCOMM, Inc.	547,100	21,528,385

Research in Motion Ltd.[1]	327,200	37,104,480

		143,716,393

Computers & Peripherals—3.9%
Apple, Inc.[1]	247,300	48,985,184

EMC Corp.[1]	1,273,300	23,594,249

Hewlett-Packard Co.	365,900	18,470,632

	Shares	Value

Computers & Peripherals Continued
Network Appliance, Inc.[1]	385,860	$9,631,066

Sun Microsystems, Inc.[1]	1,174,745	21,298,127

		121,979,258

Internet Software & Services—2.8%
eBay, Inc.[1]	675,900	22,433,121

Google, Inc., Cl. A1	92,800	64,169,344

		86,602,465

IT Services—1.2%
Affiliated Computer Services, Inc., Cl. A1	485,120	21,878,912

Cognizant Technology Solutions Corp.[1]	443,300	15,045,602

		36,924,514

Semiconductors & Semiconductor Equipment—4.4%
ASML Holding NV1	420,288	13,150,812

Broadcom Corp., Cl. A1	1,784,284	46,641,184

KLA-Tencor Corp.	632,890	30,479,982

Lam Research Corp.[1]	839,282	36,282,161

Microchip Technology, Inc.	303,400	9,532,828

		136,086,967

Software—3.8%
Adobe Systems, Inc.[1]	443,854	18,965,881

Amdocs Ltd.[1]	502,265	17,313,075

Autodesk, Inc.[1]	377,189	18,768,925

Microsoft Corp.	574,800	20,462,880

Salesforce.com, Inc.[1]	172,600	10,820,294

Take-Two Interactive Software, Inc.[1]	1,713,654	31,616,916

		117,947,971

Materials—5.2%

Chemicals—4.1%
BASF AG, Sponsored ADR	116,206	17,128,764

FMC Corp.	304,780	16,625,749

Lubrizol Corp. (The)	301,440	16,325,990

24  |  OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Chemicals Continued
Monsanto Co.	428,895	$47,903,283

Praxair, Inc.	320,400	28,422,684

		126,406,470

Metals & Mining—1.1%
Allegheny Technologies, Inc.	91,000	7,862,400

Carpenter Technology Corp.	345,750	25,990,028

		33,852,428

Telecommunication Services—5.1%

Diversified Telecommunication Services—2.7%
AT&T, Inc.	1,978,780	82,238,097

Wireless Telecommunication Services—2.4%
America Movil SAB de CV, ADR, Series L	342,550	21,029,145

Crown Castle International Corp.[1]	595,200	24,760,320

NII Holdings, Inc.[1]	352,900	17,052,128

Sprint Nextel Corp.	980,114	12,868,897

		75,710,490

	Shares	Value

Utilities—3.8%

Electric Utilities—3.6%
Exelon Corp.	654,675	$53,447,667

FirstEnergy Corp.	805,243	58,251,271

		111,698,938

Energy Traders—0.2%
Dynegy, Inc., Cl. A1	682,747	4,874,814

Total Common Stocks (Cost $2,599,251,380)		3,025,736,305

Investment Companies—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 5.03%[3,4] (Cost $57,317,158)	57,317,158	57,317,158

Total Investments, at Value (Cost $2,656,568,538)	99.6%	3,083,053,463

Other Assets
Net of Liabilities	0.4	12,436,805

Net Assets	100.0%	$3,095,490,268

Industry classifications are unaudited.

25  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2.The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Rate shown is the 7-day yield as of December 31, 2007.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2006	Gross Additions	Gross Reductions	Shares December 31, 2007

Oppenheimer Institutional Money
Market Fund, Cl. E	51,831,921	1,178,732,103	1,173,246,866	57,317,158

			Value	Dividend Income

Oppenheimer Institutional Money
Market Fund, Cl. E			$ 57,317,158	$ 3,415,397

Foreign currency exchange contracts as of December 31, 2007 are as follows:

Contract Description	Buy/Sell	Contract Amount (000s)		Expiration Date	Value	Unrealized Depreciation

Swiss Franc (CHF)	Buy	2,137	CHF	1/4/08	$ 1,886,664	$ 8,495

See accompanying Notes to Financial Statements.

26  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,599,251,380)	$3,025,736,305
Affiliated companies (cost $57,317,158)	57,317,158

3,083,053,463

Cash	771,904

Cash—foreign currencies (cost $129)	129

Receivables and other assets:
Shares of capital stock sold	17,653,636
Investments sold	9,140,675
Dividends	3,648,611
Other	107,964

Total assets	3,114,376,382

Liabilities
Unrealized depreciation on foreign currency contracts	8,495

Payables and other liabilities:
Investments purchased	11,886,207
Shares of capital stock redeemed	4,977,883
Distribution and service plan fees	1,360,943
Transfer and shareholder servicing agent fees	377,797
Shareholder communications	199,438
Directors’ compensation	34,639
Other	40,712

Total liabilities	18,886,114

Net Assets	$3,095,490,268

Composition of Net Assets
Par value of shares of capital stock	$30,136,058

Additional paid-in capital	2,704,016,704

Accumulated net investment income	739,760

Accumulated net realized loss on investments and foreign currency transactions	(65,889,060)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	426,486,806

Net Assets	$3,095,490,268

27  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007 / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,699,448,607
and 261,300,005 shares of capital stock outstanding)	$10.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.96

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $143,008,031 and 14,751,136 shares
of capital stock outstanding)	$9.69

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $112,493,180 and 11,599,826 shares
of capital stock outstanding)	$9.70

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $55,175,299 and 5,448,515 shares
of capital stock outstanding)	$10.13

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $85,365,151 and 8,261,093 shares of capital stock outstanding)	$10.33

See accompanying Notes to Financial Statements.

28  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,003,690)	$36,301,962
Affiliated companies	3,415,397

Interest	190,477

Other income	55,536

Total investment income	39,963,372

Expenses
Management fees	15,700,423

Distribution and service plan fees:
Class A	5,208,070
Class B	1,527,627
Class C	994,864
Class N	206,260

Transfer and shareholder servicing agent fees:
Class A	2,962,124
Class B	239,041
Class C	198,421
Class N	98,264
Class Y	122,347

Shareholder communications:
Class A	349,613
Class B	71,460
Class C	18,920
Class N	3,788
Class Y	1,168

Directors’ compensation	53,173

Custodian fees and expenses	23,515

Administration service fees	1,500

Other	202,320

Total expenses	27,982,898
Less reduction to custodian expenses	(8,800)
Less waivers and reimbursements of expenses	(65,281)

Net expenses	27,908,817

Net Investment Income	12,054,555

29  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$312,014,134
Closing and expiration of option contracts written	(1,230,805)
Foreign currency transactions	684,943
Increase from payment by affiliate	41,597

Net realized gain	311,509,869

Net change in unrealized appreciation (depreciation) on:
Investments	(47,606,829)
Translation of assets and liabilities denominated in foreign currencies	7,814,172

Net change in unrealized appreciation	(39,792,657)

Net Increase in Net Assets Resulting from Operations	$283,771,767

See accompanying Notes to Financial Statements.

30  |  OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2007	2006

Operations

Net investment income	$12,054,555	$6,715,740

Net realized gain	311,509,869	205,031,048

Net change in unrealized appreciation	(39,792,657)	49,019,677

Net increase in net assets resulting from operations	283,771,767	260,766,465

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,774,436)	(6,650,247)
Class B	—	—
Class C	—	—
Class N	(100,783)	(9,794)
Class Y	(381,681)	(253,386)

	(12,256,900)	(6,913,427)

Distributions from net realized gain:
Class A	(366,198,237)	(158,473,659)
Class B	(20,421,120)	(11,001,512)
Class C	(15,778,308)	(5,632,007)
Class N	(7,337,374)	(2,125,377)
Class Y	(9,241,721)	(3,988,610)

	(418,976,760)	(181,221,165)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	417,114,252	46,436,271
Class B	(11,383,810)	(51,058,873)
Class C	37,579,601	4,496,181
Class N	28,239,046	12,066,838
Class Y	29,085,963	(787,931)

	500,635,052	11,152,486

Net Assets
Total increase	353,173,159	83,784,359

Beginning of period	2,742,317,109	2,658,532,750

End of period (including accumulated net investment income of $739,760 and $864,600, respectively)	$3,095,490,268	$2,742,317,109

See accompanying Notes to Financial Statements.

31  |  OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$10.81	$10.51	$10.84	$10.77	$8.53

Income (loss) from investment operations:
Net investment income	.06 [1]	.04 [1]	.04 [1]	.07 [1]	.02
Net realized and unrealized gain	1.12	1.05	.86	1.07	2.22

Total from investment operations	1.18	1.09	.90	1.14	2.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.03)	(.04)	(.07)	—
Distributions from net realized gain	(1.61)	(.76)	(1.19)	(1.00)	—

Total dividends and/or distributions to shareholders	(1.66)	(.79)	(1.23)	(1.07)	—

Net asset value, end of period	$10.33	$10.81	$10.51	$10.84	$10.77

Total Return, at Net Asset Value[2]	10.73%	10.34%	8.16%	10.73%[3]	26.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,699,449	$2,408,295	$2,297,161	$2,270,477	$2,283,036

Average net assets (in thousands)	$2,631,437	$2,328,304	$2,238,135	$2,248,969	$2,035,816

Ratios to average net assets:[4]
Net investment income	0.48%	0.34%	0.38%	0.61%	0.19%
Total expenses	0.86%[5,6,7]	0.88%[5,6]	0.89%[7]	0.89%[7]	0.90%[7,8]

Portfolio turnover rate	132%	85%	75%	91%	108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.88%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

32  |  OPPENHEIMER EQUITY FUND, INC.

Class B Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.09	$10.51	$10.51	$8.39

Income (loss) from investment operations:
Net investment loss	(.04)[1]	(.05)[1]	(.05)[1]	(.04)[1]	(.08)
Net realized and unrealized gain	1.06	1.00	.82	1.04	2.20

Total from investment operations	1.02	.95	.77	1.00	2.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	(1.61)	(.76)	(1.19)	(1.00)	—

Total dividends and/or distributions to shareholders	(1.61)	(.76)	(1.19)	(1.00)	—

Net asset value, end of period	$9.69	$10.28	$10.09	$10.51	$10.51

Total Return, at Net Asset Value[2]	9.70%	9.37%	7.16%	9.70%[3]	25.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,008	$160,314	$206,957	$263,376	$327,809

Average net assets (in thousands)	$153,405	$180,523	$224,966	$283,662	$315,065

Ratios to average net assets:[4]
Net investment loss	(0.39)%	(0.53)%	(0.52)%	(0.35)%	(0.73)%
Total expenses	1.73%[5,6,7]	1.77%[5,6]	1.79%[7]	1.81%[7,8]	1.83%[7,8]

Portfolio turnover rate	132%	85%	75%	91%	108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. 0.11% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 9.59%.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.73%
Year Ended December 31, 2006	1.77%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

33  |  OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.09	$10.51	$10.51	$8.40

Income (loss) from investment operations:
Net investment loss	(.05)[1]	(.06)[1]	(.05)[1]	(.03)[1]	(.07)
Net realized and unrealized gain	1.08	1.01	.82	1.03	2.18

Total from investment operations	1.03	.95	.77	1.00	2.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	(1.61)	(.76)	(1.19)	(1.00)	—

Total dividends and/or distributions to shareholders	(1.61)	(.76)	(1.19)	(1.00)	—

Net asset value, end of period	$9.70	$10.28	$10.09	$10.51	$10.51

Total Return, at Net Asset Value[2]	9.82%	9.36%	7.16%	9.70%[3]	25.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,493	$82,674	$76,679	$77,438	$75,620

Average net assets (in thousands)	$99,630	$78,978	$75,144	$74,618	$66,739

Ratios to average net assets:[4]
Net investment loss	(0.41)%	(0.56)%	(0.52)%	(0.31)%	(0.74)%
Total expenses	1.75%[5,6,7]	1.78%[5,6]	1.79%[7]	1.80%[7]	1.84%[7,8]

Portfolio turnover rate	132%	85%	75%	91%	108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.75%
Year Ended December 31, 2006	1.78%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

34  |  OPPENHEIMER EQUITY FUND, INC.

Class N Year Ended December 31,	2007	2006	2005		2004	2003

Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.38	$10.73		$10.68	$8.48

Income (loss) from investment operations:
Net investment income (loss)	.01 [1]	(.01)[1]	—	[1,2]	.02 [1]	—	[2]
Net realized and unrealized gain	1.11	1.03	.85		1.05	2.20

Total from investment operations	1.12	1.02	.85		1.07	2.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	— [2]	(.01)		(.02)	—
Distributions from net realized gain	(1.61)	(.76)	(1.19)		(1.00)	—

Total dividends and/or distributions to shareholders	(1.63)	(.76)	(1.20)		(1.02)	—

Net asset value, end of period	$10.13	$10.64	$10.38		$10.73	$10.68

Total Return, at Net Asset Value[3]	10.34%	9.81%	7.72%		10.19%[4]	25.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,175	$31,348	$18,814		$15,347	$13,145

Average net assets (in thousands)	$41,323	$24,317	$16,262		$14,488	$9,062

Ratios to average net assets:[5]
Net investment income (loss)	0.06%	(0.12)%	(0.02	) %	0.16%	(0.20	) %
Total expenses	1.28%[6,7,8]	1.30%[6,7]	1.29%[8]		1.35%[8]	1.33%[8,9]

Portfolio turnover rate	132%	85%	75%		91%	108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. 0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.09%.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.28%
Year Ended December 31, 2006	1.30%

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

8. Reduction to custodian expenses less than 0.005%.

9. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

35  |  OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$10.81	$10.51	$10.85	$10.78	$8.52

Income (loss) from investment operations:
Net investment income	.07 [1]	.05 [1]	.06 [1]	.08 [1]	.03
Net realized and unrealized gain	1.13	1.06	.85	1.07	2.23

Total from investment operations	1.20	1.11	.91	1.15	2.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.05)	(.06)	(.08)	—
Distributions from net realized gain	(1.61)	(.76)	(1.19)	(1.00)	—

Total dividends and/or distributions to shareholders	(1.68)	(.81)	(1.25)	(1.08)	—

Net asset value, end of period	$10.33	$10.81	$10.51	$10.85	$10.78

Total Return, at Net Asset Value[2]	10.87%	10.50%	8.20%	10.87%[3]	26.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,365	$59,686	$58,922	$57,103	$56,098

Average net assets (in thousands)	$65,220	$57,855	$54,643	$54,905	$48,017

Ratios to average net assets:[4]
Net investment income	0.61%	0.48%	0.51%	0.74%	0.27%
Total expenses	0.72%[5,6,7]	0.73%[5,6]	0.75%[7]	0.76%[7]	0.84%[7,8]

Portfolio turnover rate	132%	85%	75%	91%	108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. 0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.77%.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	0.72%
Year Ended December 31, 2006	0.73%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

36  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Equity Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

          The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected

37  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

          Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

          The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

38  |  OPPENHEIMER EQUITY FUND, INC.

Investments With Off-Balance Sheet Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes

$765,904	$7,528,597	$60,563,406	$413,618,687

1. As of December 31, 2007, the Fund had $54,255,909 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

2. The Fund had $24,900 of post-October foreign currency losses which were deferred.

3. The Fund had $6,282,597 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

39  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments[6]

$671,195	$77,505	$748,700

6. $671,195, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006

Distributions paid from:
Ordinary income	$125,119,146	$29,143,980
Long-term capital gain	306,114,514	158,990,612

Total	$431,233,660	$188,134,592

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,669,445,152
Federal tax cost of other investments	1,886,664

Total federal tax cost	$2,671,331,816

Gross unrealized appreciation	$535,166,084
Gross unrealized depreciation	(121,547,397)

Net unrealized appreciation	$413,618,687

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

40  |  OPPENHEIMER EQUITY FUND, INC.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

41  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

2. Shares of Capital Stock

The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount

Class A
Sold	41,280,536	$488,942,598	25,187,833	$273,008,782
Dividends and/or
distributions reinvested	33,555,562	351,326,807	14,205,308	153,985,276
Redeemed	(36,299,615)	(423,155,153)	(35,191,223)	(380,557,787)

Net increase	38,536,483	$417,114,252	4,201,918	$46,436,271

Class B
Sold	3,072,552	$34,313,168	2,451,271	$25,395,098
Dividends and/or distributions reinvested	2,007,558	19,734,288	1,034,838	10,669,178
Redeemed	(5,925,609)	(65,431,266)	(8,404,863)	(87,123,149)

Net decrease	(845,499)	$(11,383,810)	(4,918,754)	$(51,058,873)

Class C
Sold	4,087,307	$45,225,796	1,931,573	$20,003,961
Dividends and/or distributions reinvested	1,436,663	14,122,397	515,903	5,324,120
Redeemed	(1,963,154)	(21,768,592)	(2,005,315)	(20,831,900)

Net increase	3,560,816	$37,579,601	442,161	$4,496,181

Class N
Sold	3,296,725	$37,943,538	1,576,117	$16,834,528
Dividends and/or distributions reinvested	612,804	6,293,493	179,941	1,921,769
Redeemed	(1,406,240)	(15,997,985)	(623,943)	(6,689,459)

Net increase	2,503,289	$28,239,046	1,132,115	$12,066,838

Class Y
Sold	4,441,596	$49,933,453	1,350,342	$14,731,456
Dividends and/or distributions reinvested	913,964	9,569,201	391,328	4,241,996
Redeemed	(2,613,834)	(30,416,691)	(1,826,982)	(19,761,383)

Net increase (decrease)	2,741,726	$29,085,963	(85,312)	$(787,931)

42  |  OPPENHEIMER EQUITY FUND, INC.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

	Purchases	Sales

Investment securities	$3,909,934,554	$3,843,931,465

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $3,554,819 to OFS for services to the Fund.

          Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in

43  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates Continued subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2007 for Class C and Class N shares were $2,870,631 and $723,038, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

December 31, 2007	$ 605,573	$ 3,529	$ 214,006	$ 9,246	$ 986

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

          The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2007, the Manager waived $65,281 for IMMF management fees.

          The Distributor paid the Fund $41,597 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund’s total returns by less than 0.01%.

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5. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

          Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

          Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

          Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

45  |  OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

6. Option Activity Continued

Written option activity for the year ended December 31, 2007 was as follows:

		Call Options

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2006	—	$—
Options written	2,243	722,821
Options closed or expired	(2,243)	(722,821)

Options outstanding as of December 31, 2007	—	$—

7. Recent Accounting Pronouncement

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

46  |  OPPENHEIMER EQUITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Oppenheimer Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
February 13, 2008

47  |  OPPENHEIMER EQUITY FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          Capital gain distributions of $1.1766 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 14, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

          Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 24.53% to arrive at the amount eligible for the corporate dividend-received deduction.

          A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $36,700,018 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

          Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2007, $58,414 or 0.48% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $103,824,560 or 91.99% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48  |  OPPENHEIMER EQUITY FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

          The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49  |  OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

          The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

The Board was aware that there are alternatives to retaining the Manager.

          Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

50  |  OPPENHEIMER EQUITY FUND, INC.

          The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy, Marc L. Baylin and the Manager’s Value and Growth investment teams and analysts. Mr. Leavy has been a portfolio manager of the Fund since October 2000 and Mr. Baylin has been a portfolio manager of the Fund since June 2007. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager’s experience, reputation, personnel, operations, and resources.

          Investment Performance of the Manager and the Fund. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s three-year, five-year and ten-year performance were better than its peer group median although its one-year performance was below its peer group median.

          Costs of Services and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap

51  |  OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

core funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees are lower than its peer group median.

          Economies of Scale. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

          Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

          Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

          Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

52  |  OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS

The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003) and Director (since 1999) Age: 70

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 1998) Age: 71

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 1999) Age: 69

Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000–May 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1990) Age: 66

Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 67

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

53  |  OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Director (since 2002) Age: 61

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 63

Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2000) Age: 65

Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER

The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2001) Age: 58

Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);

54  |  OPPENHEIMER EQUITY FUND, INC.

John V. Murphy, Continued

President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Leavy, Baylin, Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Leavy, Vice President and Portfolio Manager (since 2000) Age: 36

Director of Equities of the Manager (since January 2007); Senior Vice President of the Manager (since September 2000). Portfolio manager of Morgan Stanley Dean Witter Investment Management (1997-September 2000). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.

Marc Baylin, Vice President and Portfolio Manager (since 2007) Age: 40

Vice President of the Manager and a member of the Manager’s Growth Equity Investment Team (since September 2005); Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management (June 2002-August 2005); Vice President of T. Rowe Price, where he was an analyst (from June 1993) and a portfolio manager (March 1999-June 2002). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 57

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

55  |  OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 37

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 37

Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President & Secretary (since 2001) Age: 59

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40

Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 102 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2004) Age: 44

Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42

Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.525.7048.

56  |  OPPENHEIMER EQUITY FUND, INC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board’s Audit Committee, and George C. Bowen, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,500 in fiscal 2007 and $37,500 in fiscal 2006.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2007 and $40,000 in fiscal 2006 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management’s assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2007 and $2,391 in fiscal 2006.

The principal accountant for the audit of the registrant’s annual financial statements billed $32,732 and no such fees in fiscal 2006 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include professional services for 22c-2 program and compliance review.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $32,732 in fiscal 2006 and $42,391 in fiscal 2006 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.

The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.

Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.

Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	02/07/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	02/07/2008